                              _______________, 2000

eChapman .com, Inc.                            Nathan A. Chapman, Jr.
World Trade Center - Baltimore                 c/o The Chapman Co.
401 East Pratt Street                          World Trade Center - Baltimore
Suite 2800                                     401 East Pratt Street
Baltimore, Maryland  21202                     Suite 2800
                                               Baltimore, Maryland 21202

The Chapman Co.
World Trade Center - Baltimore
401 East Pratt Street
Suite 2800
Baltimore, Maryland  21202

         RE:      AGREEMENT TO ACT AS "QUALIFIED INDEPENDENT UNDERWRITER"

Ladies and Gentlemen:

         You have advised us that eChapman.com, Inc., a Maryland corporation (the "Company"), intends to engage The Chapman Co., as representative of the several underwriters (sometimes referred to herein as the "Representative"), to purchase 1,700,000 shares of the Common Stock (the "Firm Shares") for distribution to the public in an initial public offering (the "Offering"), pursuant to an Underwriting Agreement to be entered into by the Company, the Representative, on behalf of itself and the several underwriters named therein (the "Underwriters") and Nathan A. Chapman, Jr. (the "Selling Stockholder"). The Company and the Selling Stockholder each propose, subject to the terms and conditions stated in the Underwriting Agreement, to sell to the Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, and at the option of the Underwriters, up to an additional 175,000 shares and 80,000 shares respectively, (collectively, the "Additional Shares"), of Common Stock. The Firm Shares and the Additional Shares are referred to herein collectively as the "Shares." Other capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Underwriting Agreement.

         On November 15, 1999, the Company entered into the Merger Agreements with CHI, CCMHI and CIHI, whereby each of CHI, CCMHI and CIHI will merge with and into a separate wholly owned subsidiary of the Company. As a result of the Mergers, the Company will become a holding company owning 100% of the outstanding capital stock of CHI, CCMHI and CIHI, which will own 100% of the capital stock of their respective subsidiaries. Upon the closing and consummation of the Mergers, references in this Agreement to the Company shall be deemed to refer to the Company and its subsidiaries, the Chapman Entities, after giving effect to the Mergers.

         We understand that, as a member of the National Association of Securities Dealers, Inc. ("NASD"), the Representative may participate in the Offering only if the price at which the Common Stock is to be offered to the public is no higher than the eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 2


price recommended by a "Qualified Independent Underwriter" (as such term is defined in Rule 2720(b)(15) of the NASD Conduct Rules) and such Qualified Independent Underwriter participates in the preparation of the registration statement and prospectus relating to the Offering and exercises the usual standards of due diligence with respect thereto. This Agreement describes the terms on which Ferris, Baker Watts, Incorporated ("FBW") agrees to serve as a Qualified Independent Underwriter in connection with the Offering. In connection with the services to be provided by FBW hereunder and based upon the representations and warranties of, and subject to the performance of the covenants by, the Company herein set forth and FBW's satisfaction with the results of its due diligence review, FBW agrees to deliver to the Company and the Representative, and file with the NASD, a letter (the "Letter"), substantially in the form of Appendix A hereto, on the date the EChapman Registration Statement is first declared effective by the Commission (the "Effective Date") or, if the Offering is not priced on the Effective Date, on the date of the pricing of the Offering (the "Pricing Date"), and at each subsequent Closing Date. As a condition to the delivery of the Letter, the EChapman Registration Statement and each amendment thereto will include any revisions that in the reasonable judgment of FBW and its legal counsel are required to enable FBW to deliver the Letter.

         1. NASD REQUIREMENT. FBW hereby confirms its agreement to act in connection with the Offering as a "Qualified Independent Underwriter" within the meaning of Rule 2720 of the NASD Conduct Rules and represents that FBW satisfies or will satisfy at the times designated in Rule 2720(b)(15) the requirements set forth therein.

         2. CONSENT. FBW hereby consents to be named in the eChapman Registration Statement and Prospectus with respect to the Offering as having acted as the Qualified Independent Underwriter and to the filing of this Agreement as an exhibit to the eChapman Registration Statement. All references to FBW in the eChapman Registration Statement or Prospectus or in any other filing, report, document, release or other communication prepared, issued or transmitted in connection with the Offering by the Company or the Underwriters or any entity controlling, controlled by or under common control with, or by any of them, shall be subject to FBW's prior consent with respect to location, form and substance. FBW's obligation to act as a Qualified Independent Underwriter hereunder shall terminate if the Company shall breach in any material respect any representation, warranty or covenant hereunder and such breach shall not be cured within ten days of written notice thereof to the Company.

         3. FEES AND EXPENSES. The Company agrees to pay FBW a fee equal to 20% of the aggregate underwriting discount for each share of Common Stock sold in the Offering (the "Fee") for its services hereunder, which shall be payable on each Closing Date. The Company also agrees to reimburse FBW for all reasonable out-of-pocket expenses, including all reasonable fees and expenses of FBW's counsel (including accrued expenses), incurred by FBW in connection with this Agreement and the Offering. If, for whatever reason, it is determined that the Offering shall not commence eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 3


or will not be consummated, FBW shall be entitled to be paid in full for the above-mentioned expenses, including fees and expenses of counsel, promptly following such determination, and shall continue to be entitled to any amount payable to FBW under Section 11 hereof.


         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to FBW that:

         (a) The Company has filed with Commission the EChapman Registration Statement and related preliminary prospectuses, as amended, for the registration under the Securities Act of the sale of 3,533,283 shares (including the Additional Shares) of Common Stock, which registration statement, as so amended, has been declared effective by the Commission on the date hereof and copies of which have heretofore been delivered to FBW. Other than a Rule 462(b) Registration Statement, if any, which became effective upon filing, no other document with respect to the EChapman Registration Statement has heretofore been filed with the Commission (other than acceleration requests under Rule 461 under the Securities Act Regulations and prospectuses filed pursuant to Rule 424(b) of the Securities Act Regulations, each in the form heretofore delivered to FBW). No stop order suspending the effectiveness of the EChapman Registration Statement (including any Rule 462(b) Registration Statement) has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission, and any request on the part of the Commission for additional information has been complied with.

         (b) The Company has filed with the Commission the CHI Registration Statement for the registration under the Securities Act of the issuance of 5,709,204 CHI Shares to stockholders of CHI in the Merger of CHI with and into a wholly-owned subsidiary of the Company, which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to FBW. No stop order suspending the effectiveness of the CHI Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission, and any request on the part of the Commission for additional information has been complied with.

         (c) The Company has filed with the Commission the CCMHI Registration Statement for the registration under the Securities Act of the issuance of 7,485,640 CCMHI Shares to stockholders of CCMHI in the Merger of CCMHI with and into a wholly-owned subsidiary of the Company, which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to FBW. No stop order suspending the effectiveness of the CCMHI Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission, and any request on the part of the Commission for additional information has been complied with.

eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 4


         (d) The Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization"; the outstanding shares of capital stock of the Company and each of the Chapman Entities have been duly and validly authorized and issued and are fully paid and non-assessable; and except as disclosed in the Prospectus, the CHI Proxy Statement/Prospectus or the CCMHI Proxy Statement/Prospectus, as the case may be, there are no outstanding (i) securities or obligations of the Company or such other Chapman Entity convertible into or exchangeable for any capital stock of the Company or such other Chapman Entity, as the case may be, (ii) warrants, rights or options to subscribe for or purchase from the Company or such other Chapman Entity, as the case may be, any capital stock or any convertible or exchangeable securities or obligations, or (iii) obligations of the Company or such other Chapman Entity, as the case may be, to issue any shares of capital stock, any convertible or exchangeable securities or obligations, or any such warrants, rights or options;


         (e) The Company and each of the Chapman Entities has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the EChapman Registration Statement and the Prospectus;

         (f) The Company and each of the Chapman Entities is duly qualified or licensed by each jurisdiction in which it conducts its respective business and in which the failure, individually or in the aggregate, to be so qualified or licensed could reasonably be expected to have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any such Chapman Entity, and the Company and each of the Chapman Entities is duly qualified, and is in good standing, in each jurisdiction in which it owns or leases real property or maintains an office and in which such qualification is necessary, except where, individually or in the aggregate, the failure to be so qualified and in good standing could reasonably be expected to have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any such Chapman Entity; except as disclosed in the Prospectus, none of the Chapman Entities is prohibited or restricted, directly or indirectly, from (i) paying dividends to the Company, (ii) making any other distribution with respect to its capital stock, (iii) repaying the Company for any loans or advances made to it by the Company or (iv) from transferring their property or assets to the Company;

         (g) The Company and each of the Chapman Entities is in compliance the Securities Laws, and all applicable orders, decrees and judgments, including those relating to transactions with affiliates, except where, in the aggregate, the failure to be in compliance in therewith would not materially and adversely affect (a) the assets, operations, business, prospects or condition (financial or otherwise) of the Company eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 5


and any such Chapman Entity or (b) the ability of the Company and its subsidiaries, subsequent to the consummation of the Mergers, to conduct their businesses as described in the Prospectus;

         (h) Neither the Company nor any of the Chapman Entities is in breach of, or in default under, nor has any event occurred which with giving of notice, lapse of time, or both would constitute a breach of, or default under, its respective articles of incorporation or charter or bylaws or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Chapman Entities is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which, individually or in the aggregate, would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any such Chapman Entity; and the execution, delivery and performance of this Agreement, the Underwriting Agreement and the Merger Agreements, and consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of the Chapman Entities, or conflict with, or result in any breach of, or constitute a default under, or constitute an event which with giving of notice, lapse of time, or both would constitute a breach of, or default under, (i) any provision of the articles of incorporation or charter or by-laws of the Company or any of the Chapman Entities, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Chapman Entities is a party or by which any of them or their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule, including, without limitation, the Securities Laws, or any decree, judgment or order applicable to the Company or any of the Chapman Entities, except in the case of clauses (ii) and (iii) for such breaches or defaults which, individually or in the aggregate, would not materially and adversely affect (a) the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities or (b) the ability of the Company and its subsidiaries, subsequent to the consummation of the Mergers, to conduct their respective businesses as described in the Prospectus;

         (i) This Agreement and the Underwriting Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution thereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 6


         (j) No approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement, the Underwriting Agreement and the Merger Agreements, the consummation of the transactions contemplated hereby and thereby, or the sale and delivery of the Shares by the Company as contemplated hereby other than (i) such as have been obtained, or will have been obtained by the Closing Date under the Securities Act and the Exchange Act, (ii) such approvals as have been obtained or will have been obtained by the Closing Date in connection with the approval of the quotation of the Shares on the Nasdaq National Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares, the CHI Shares and the CCMHI Shares are being offered;

         (k) The Company and each Chapman Entity has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local and foreign law, regulation and rule, including, without limitation, the Securities Laws, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not materially and adversely affect
(a) the assets, operations, business prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities or (b) the ability of the Company and its subsidiaries, subsequent to the consummation of the Mergers, to conduct their respective businesses as described in the Prospectus; neither the Company nor any of the Chapman Entities is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval applicable to the Company or any of the Chapman Entities, and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the EChapman Registration Statement and the Prospectus;

         (l) The Preliminary Prospectus and the EChapman Registration Statement comply and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply in all material respects with the Securities Act Regulations; the EChapman Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 7


light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no warranty or representation with respect to any statement contained in the EChapman Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the QIU and furnished in writing by or on behalf of the QIU to the Company expressly for use in the EChapman Registration Statement or the Prospectus (that information being limited to that described in Section 11(e) hereof);


         (m) The CHI Proxy Statement/Prospectus and the CHI Registration Statement comply in all material respects with the requirements of the Securities Act, the Securities Act Regulations and Proxy Rules; the CHI Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the CHI Proxy Statement/Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Date contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (n) The CCMHI Proxy Statement/Prospectus and the CCMHI Registration Statement comply in all material respects with the requirements of the Securities Act, the Securities Act Regulations and Proxy Rules; the CCMHI Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the CCMHI Proxy Statement/Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (o) All legal or governmental proceedings, contracts or documents of a character required to be filed as exhibits to the EChapman Registration Statement, the CHI Registration Statement or the CCMHI Registration Statement, or to be summarized or described in the Prospectus, the CHI Proxy Statement/Prospectus or the CCMHI Proxy Statement/Prospectus have been so filed, summarized or described as required and any such summaries or descriptions present fairly the information required to be shown;

         (p) There are no actions, suits, proceedings, inquiries or investigations pending or, to the Company's knowledge, threatened against the Company or the Chapman Entities or any of their respective officers or directors or to which the eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 8


 properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign court, governmental or regulatory commission, board, body, authority, arbitration panel or agency which, individually or in the aggregate, could result in a judgment, decree, award or order materially and adversely affecting (a) the assets, operations, business prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities or (b) the ability of the Company and its subsidiaries, subsequent to the consummation of the Mergers, to conduct their respective businesses as described in the Prospectus;

         (q) The financial statements, including the notes thereto, included in the EChapman Registration Statement and the Prospectus present fairly the respective consolidated financial position of the Company, CHI and CCMHI as of the dates indicated and the consolidated results of operations and changes in stockholders' equity and cash flows of the Company, CHI and CCMHI for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except as indicated in the notes thereto); the financial statement schedules included in the EChapman Registration Statement and the amounts in the Prospectus under the captions "Prospectus Summary Consolidated Summary Financial Data," "Capitalization," "Dilution," "Selected Historical and Pro Forma Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the EChapman Registration Statement and the Prospectus;

         (r) Arthur Andersen LLP, whose reports on the consolidated financial statements of CHI and CCMHI are filed with the Commission as part of the EChapman Registration Statement and Prospectus, are and were during the periods covered by their reports independent public accountants as required by the Securities Act and the Securities Act Regulations;

         (s) Subsequent to the respective dates as of which information is given in the EChapman Registration Statement and the Prospectus, and except as may be otherwise stated in the EChapman Registration Statement or the Prospectus, there has not been (i) any material adverse change, in the assets, liabilities, capital, operations, business or condition (financial or otherwise), present or prospective, of the Company or any of the Chapman Entities, whether or not arising in the ordinary course of business, (ii) any transaction, which is material to the Company or any of the Chapman Entities contemplated or entered into by the Company or any of the Chapman Entities, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Chapman Entities, which is material to the Company or any of the Chapman Entities or (iv) any dividend or distribution of any kind declared, paid or made by the Company or any of the Chapman Entities on any class of capital stock;

eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 9


         (t) The Company is not, and upon the sale of the Shares as herein contemplated will not be, an investment company, which is required to register under the Investment Company Act;

         (u) The Shares will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

         (v) Except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any equity securities registered pursuant to the EChapman Registration Statement or otherwise registered by the Company under the Securities Act;

         (w) The Shares have been duly authorized and, when the Shares have been issued and duly delivered against payment therefor as contemplated by this Agreement and the Prospectus, the Shares will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, mortgage or other claim whatsoever, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or bylaws of the Company, under any agreement to which the Company or any of the Chapman Entities is a party, or otherwise;

         (x) Other than any stabilization activities conducted by the Underwriters in accordance with Rule 104 of Regulation M promulgated under the Exchange Act, the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (y) In connection with the Offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act;

         (z) Except as disclosed in the Prospectus, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

         (aa) The Company, and each of the Chapman Entities and their predecessors have filed all necessary federal, state and foreign income and franchise tax returns that they were required to file and have paid all taxes shown as due thereon (including, but not limited to, all penalties, interest and other additions thereto), except for failures to file or pay which would not, individually or in the aggregate, have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities or materially and adversely affect the ability of the Company and its subsidiaries, subsequent to the eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 10


consummation of the Mergers, to conduct their respective businesses as described in the Prospectus. All such tax returns were correct and complete in all material respects. All tax liabilities are adequately provided for on the books of the Company and each of the Chapman Entities, except to such extent as would not, individually or in the aggregate, have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Chapman Entities or materially and adversely affect the ability of the Company and its subsidiaries, subsequent to the consummation of the Mergers, to conduct their respective businesses as described in the Prospectus. The Company, the Chapman Entities and their predecessors have made all necessary payroll and employment tax payments and are current and up-to-date with respect to such tax payments as of the date of this Agreement, except where failure to make any such payment would not, individually or in the aggregate, have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities or materially and adversely affect the ability of the Company and its subsidiaries, subsequent to the Mergers, to conduct their respective businesses as described in the Prospectus. The Company has no knowledge of any tax proceedings or other action pending or threatened against the Company or any of the Chapman Entities which, individually or in the aggregate, could have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities;

         (bb) The Company and each of the Chapman Entities maintain insurance covering its respective properties, operations, personnel and businesses with institutions it believes to be financially responsible. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company, each of the Chapman Entities and their respective businesses. None of the Company or any of the Chapman Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof, subject only to changes made in the ordinary course of business, consistent with past practice, which do not, either individually or in the aggregate, materially alter the coverage thereunder or the risks covered thereby. None of the Company, or any of the Chapman Entities has any reason to believe that it will not be able (a) to renew its existing insurance coverage as and when such policies expire or (b) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted or as presently contemplated and at a reasonable cost;


         (cc) The Company and any "employee benefit plan" (as defined under ERISA) established or maintained by the Company or its ERISA Affiliates are in compliance in all material respects with ERISA. The Company does not have, nor has it ever had, any "employee benefit plan" subject to Title IV of ERISA. Neither the Company nor any of its ERISA Affiliates has incurred or expects to incur any liability under Sections 4975 or 4980B eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 11


of the Code which, individually or in the aggregate, could be reasonably expected to have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities. Each "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under
Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or failure to act, which could reasonably be expected to cause the loss of such qualification;

         (dd) The computer systems of the Company and each of the Chapman Entities and their respective subsidiaries (including all software, hardware, workstations and related components, automated devices, embedded chips and other date sensitive equipment) are Year 2000 Ready, other than any failure to be Year 2900 Ready that could not reasonably have a material adverse effect on the Company or any of the Chapman Entities. "Year 2000 Ready" means that the computer systems: (i) are capable of recognizing, processing, managing, representing, interpreting and manipulating correctly date-related data for dates earlier and later than January 1, 2000, including calculating, comparing, sorting, storing, tagging and sequencing, without resulting in or causing logical or mathematical errors or inconsistencies in any user-interface functionalities or otherwise, including data input and retrieval, data storage, data fields, calculations, reports, processing or any other input or output; (ii) have the ability to provide date recognition for any data element without limitation (including date-related data represented without a century designation, date-related data whose year is represented by only two digits and date fields assigned special values);
(iii) have the ability to function automatically into and beyond the year
2000 without human intervention and without any change in operations associated with the advent of the year 2000; (iv) have the ability to interpret data, dates and time correctly into and beyond the year 2000; (v) have the ability not to produce noncompliance in existing information, nor otherwise corrupt such data into and beyond the year 2000; (vi) have the ability to process correctly after January 1, 2000 data containing dates before that date; and (vii) have the ability to recognize all "leap years," including February 29, 2000;


         (ee) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company, and with the requirements of the Nasdaq National Market; and

         (ff) Any certificate signed by any officer of the Company delivered to FBW or to counsel for FBW pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each of FBW and its counsel as to the matters covered thereby.

eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 12


         5. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER. The Selling Stockholder represents and warrants to FBW that:


         (a) The Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to the Underwriting Agreement and has good, valid and marketable title to the Shares to be sold by it pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances, adverse claims, security interests, restrictions on transfer, stockholders' agreements, voting trusts, options and other defects in title whatsoever, with full power to deliver such Shares, and, upon the delivery of and payment for such Shares as contemplated in the Underwriting Agreement, the Underwriters will receive good, valid and marketable title to the Shares purchased by it from the Selling Stockholder, free and clear of all liens, encumbrances, adverse claims, security interests, restrictions on transfer, stockholders' agreements, voting trusts, options and other defects in title whatsoever created by or relating to the Selling Stockholder;

         (b) The Selling Stockholder has, and will have at the time of delivery of the Shares to be sold by him, full legal right, power, authority and capacity, and, except as required under the Securities Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement and the Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby, including the sale, assignment, transfer and delivery of the Shares to be sold, assigned, transferred and delivered by the Selling Stockholder;

         (c) This Agreement and the Underwriting Agreement have been duly and validly authorized, executed and delivered by the Selling Stockholder and constitute the valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with their respective terms;


         (d) The execution, delivery and performance of this Agreement and the Underwriting Agreement by or on behalf of the Selling Stockholder, the offering and sale of the Shares being sold by the Selling Stockholder and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Selling Stockholder, or result in an acceleration of any indebtedness of the Selling Stockholder, pursuant to (i) any bond, debenture, note, indenture, mortgage, deed of trust, contract or other agreement or instrument to which the Selling Stockholder is a party or by which his properties or assets are or may be bound, (iii) any statute, rule or regulation applicable to the Selling Stockholder or any of his properties or assets or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Selling eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 13


Stockholder or any of his properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with (i) any court or any governmental agency or authority having jurisdiction over the Selling Stockholder or any of his properties or assets or
(ii) any other person is required for (A) the execution, delivery and performance by the Selling Stockholder of this Agreement or the Underwriting Agreement, (B) the sale and delivery of the Shares to be sold and delivered by the Selling Stockholder and the consummation of the transactions contemplated hereby and by the Underwriting, except such as have been obtained under the Securities Act and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

         (e) The Selling Stockholder has not directly or indirectly (i) taken (other than through the actions, if any, of the Underwriters) any action designed to, or that might reasonably be expected to, cause or result in or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Preliminary Prospectus (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, shares of Common Stock or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company;

         (f) The Selling Stockholder (i) does not directly or indirectly have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Underwriters pursuant to the Underwriting Agreement, and (ii) except for employee stock outstanding options as disclosed in the Prospectus, does not directly or indirectly own any warrants, options or similar rights to acquire, and does not directly or indirectly have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company;

         (g) The Selling Stockholder does not directly or indirectly possess any registration rights with respect to any securities of the Company;

         (h) The information in the EChapman Registration Statement under the caption "Principal and Selling Stockholders" which specifically relates to the Selling Stockholder does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;


         (i) If there is any change in the information referred to in Section 5(h) from the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for FBW a prospectus is required by law to eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 14


be delivered in connection with sales by an underwriter or a dealer, the Selling Stockholder will immediately notify you of such change; and


         (j) Each certificate signed by the Selling Stockholder and delivered to FBW or counsel for FBW pursuant to this Agreement shall be deemed to be a representation and warranty by the Selling Stockholder to FBW as to the matters covered thereby.

         The Selling Stockholder acknowledges that FBW and, for purposes of the opinion to be delivered to FBW pursuant to Section 9(a) hereof, counsel to the Company will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         6. CERTAIN COVENANTS OF THE COMPANY. The Company hereby covenants and agrees with FBW that:

         (a) If the EChapman Registration Statement has not yet been declared effective on the date of this Agreement, the Company will use its best efforts to cause the EChapman Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period and will provide evidence satisfactory to you of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

         The Company will notify FBW immediately (and, if requested by FBW, will confirm such notice in writing) (i) when the EChapman Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the EChapman Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the EChapman Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the EChapman Registration Statement or any post-effective amendments thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments from the Commission and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the EChapman Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule
434) or any amendment of or supplement to any Preliminary Prospectus that differs from the prospectus on file at the time of the eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 15


effectiveness of the EChapman Registration Statement before or after the effective date of the EChapman Registration Statement to which FBW shall reasonably object in writing after being timely furnished in advance a copy thereof;

         (b) If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act any event shall have occurred as a result of which any Preliminary Prospectus as then amended or supplemented or the Prospectus as then amended or supplemented would, in the judgment of the Underwriters, FBW or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement any Preliminary Prospectus, the Prospectus or the EChapman Registration Statement to comply with the Securities Act or the Securities Act Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance reasonably satisfactory to you) that will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible;

         (c) The Company will promptly deliver to FBW two signed copies of the EChapman Registration Statement, including exhibits and all amendments thereto, and the Company will promptly deliver to FBW such number of copies of any preliminary prospectus, the Prospectus, the EChapman Registration Statement, and all amendments of and supplements to such documents, if any, as FBW may reasonably request;

         (d) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to FBW as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the EChapman Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement;

         (e) Except for the sale of the Additional Shares by the Selling Stockholder pursuant to the terms of the Underwriting Agreement, and the issuance of the CHI Shares and the CCMHI Shares in Mergers pursuant to the CHI Registration Statement and the CCMHI Registration Statement, respectively, during the period of 180 days from the date hereof, the Company and the Selling Stockholder will not, and will not permit any of its affiliates, directly or indirectly, to issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16a1(h) under the Exchange Act), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 16


consequences of ownership of the Common Stock (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) or otherwise dispose of, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock) or any interest therein or announce any intention to do any of the foregoing without the prior written consent of the Underwriters provided that the Company may, without such consent, (i) grant options or other awards pursuant to the Company's employee stock option plans, (ii) issue Common Stock upon the exercise of outstanding options or warrants to purchase shares of Common Stock, (iii) issue Common Stock as consideration for acquisitions provided that prior to the issuance thereof, the recipient thereof agrees in writing to be bound by the same restrictions applicable to the Company for the remaining balance of such 180 day period, or (iv) engage in market making activities in the ordinary course of its brokerage subsidiaries' business;

         (f) During a period of three years from the effective date of the EChapman Registration Statement, the Company will furnish or make available to you copies of (i) all reports to its stockholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission, the Nasdaq National Market or any national securities exchange;

         (g) The Company will apply its net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus;

         (h) The Company will use its best efforts to cause the Shares to be listed on the Nasdaq National Market;

         (i) The Company will report the use of its net proceeds from the Offering to the extent required pursuant to Rule 463 of the Securities Act Regulations;

         (j) If the Company elects to rely upon Rule 462(b) of the Securities Act Regulations, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Baltimore time, on the date of this Agreement, no stop order suspending the effectiveness of the EChapman Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission shall have been complied with to FBW's reasonable satisfaction; and


         (k) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, shall file all documents required to be filed with the Commission pursuant to Section 13, 14, or 15 of the Exchange Act within the time periods set forth in the Exchange Act and the rules and regulations thereunder.

eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 17


         7. CERTAIN COVENANTS OF THE SELLING STOCKHOLDER. The Selling Stockholder covenants and agrees with you and the Company that:

         (a) The Selling Stockholder will pay or cause to be paid all transfer taxes payable in connection with the transfer of the Additional Shares to be sold by the Selling Stockholder to the Underwriters.

         (b) The Selling Stockholder will do and perform all things to be done and performed by the Selling Stockholder under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Additional Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement.

         8. SURVIVAL OF AGREEMENTS; REPRESENTATIONS AND WARRANTIES. The respective indemnities of the Company, the Selling Stockholder and FBW and the representations and warranties of the Company and the Selling Stockholder set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation by or on behalf of the Company, the Selling Stockholder or FBW or any controlling person thereof, and shall survive the issuance of the Shares, and any successor or assign of FBW, the Company or the Selling Stockholder or any controlling person of the foregoing or any legal representative of such controlling person shall be entitled to the benefit of the respective indemnities, agreements, warranties and representations.

         9. CONDITIONS OF FBW'S OBLIGATIONS. The obligations of FBW hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder in all material respects on the date hereof and on the Closing Date, the performance by the Company and the Selling Stockholder of their respective obligations hereunder in all material respects and to the following further conditions:

          (a) The Company shall furnish to FBW on the Closing Date and on the Additional Closing Date, if any, an opinion of Venable, Baetjer and Howard, LLP, counsel for the Company, addressed to FBW and dated as of the Closing Date or the Additional Closing Date, as the case may be, and in a form reasonably satisfactory to Whiteford, Taylor & Preston L.L.P., counsel for FBW, stating that:

                           (i) the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization;" the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; except as disclosed in the Prospectus, to such counsel's knowledge, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company,
         (B) warrants, rights or options to subscribe for or purchase from the Company any such
eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 18


         capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

                           (ii) the Company and each of the Chapman Entities has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the EChapman Registration Statement and the Prospectus and to execute and deliver this Agreement and the Underwriting Agreement;

                           (iii) the execution, delivery and performance of this Agreement and the Underwriting Agreement by the Company and the consummation by the Company of the transactions contemplated under this Agreement or the Underwriting Agreement, as the case may be, do not and will not (A) conflict with, or result in any breach of, or constitute a default under, or constitute an event which with giving of notice, lapse of time, or both would constitute a breach of or default under,
         (I) any provisions of the articles of incorporation, charter or by-laws of the Company or any of the Chapman Entities, (II) to the best of such counsel's knowledge, any provision of any material license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Chapman Entities is a party or by which any of them or their respective properties may be bound or affected, or (III) to the best of such counsel's knowledge, any law or regulation, including, without limitation, the Securities Laws, or any decree, judgment or order applicable to the Company or any of the Chapman Entities, except in the case of clause (II) for such conflicts, breaches or defaults which, individually or in the aggregate, would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities taken as a whole; or (B) to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or any of the Chapman Entities;


                           (iv) to such counsel's knowledge, no approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the Underwriting Agreement, the consummation of the transactions contemplated hereby and thereby, the sale and delivery of the Shares by the Company other than such as
eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 19


         have been obtained or made under the Securities Act and the Exchange Act, and except that such counsel need express no opinion as to any necessary qualification under the rules of the NASD or state securities laws;

                           (v) the Company is not, and upon the sale of the Shares as herein contemplated will not be an investment company required to be registered under the Investment Company Act;

                           (vi) the Shares have been duly authorized and, when the Shares have been issued by the Company and duly delivered against payment therefor as contemplated by the Underwriting Agreement, the Shares will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, mortgage or other claim whatsoever;

                           (vii) the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement known to such counsel to which the Company or any of the Chapman Entities is a party or, to the best of such counsel's knowledge, otherwise;

                           (viii) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the Nasdaq National Market;

                           (ix) the EChapman Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the EChapman Registration Statement has been issued and, to the best of such counsel's knowledge, no proceedings with respect thereto have been commenced or threatened;

                           (x) as of the Effective Date, the EChapman
         Registration Statement and the Prospectus (except as to the financial statements and other financial and statistical data contained in such registration statements or prospectuses, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

                           (xi) the statements under the captions "Business -- Government Regulation," "Certain Transactions," "Description of Capital
eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 20


         Stock," and "Shares Eligible for Future Sale," in the EChapman Registration Statement and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects;

                           (xii) except as set forth in the Prospectus, to the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against, or involving the properties of the Company or any of the Chapman Entities required to be disclosed in the Prospectus; provided that for this purpose such counsel need not regard any litigation or governmental proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the Company or any of the Chapman Entities, or to their management, a present intention to initiate such proceedings;

                           (xiii) to such counsel's knowledge, there are no contracts or documents of a character which are required to be filed as exhibits to the EChapman Registration Statement or to be described or summarized in the Prospectus which have not been so filed, summarized or described;

                           (xiv) the Selling Stockholder has full legal right, power, authority and capacity, and, except as required under the Securities Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement and the Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby, including the sale, assignment, transfer and delivery of the Additional Shares to be sold, assigned, transferred and delivered by the Selling Stockholder; and

                           (xv) the Underwriters (assuming they are BONA FIDE purchasers within the meaning of the Uniform Commercial Code) have acquired good and marketable title to the shares being sold by the Selling Stockholder on the Additional Closing Date, free and clear of any and all claims, liens, encumbrances and security interests.


         The opinions in subparagraphs (xiv) and (xv) above shall be furnished only on the Additional Closing Date, if any.


         In addition, such counsel shall state that they have participated in the preparation of the Prospectus and the EChapman Registration Statement and in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company and with the Underwriters and the QIU at which the contents of the Prospectus and the EChapman Registration Statement and related matters were discussed and, although such counsel eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 21


is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and the EChapman Registration Statement and has not made any independent investigation or verification thereof, nothing has come to their attention during the course of such participation that leads them to believe that at the time the EChapman Registration Statement became effective, the Prospectus and the EChapman Registration Statement (other than the financial statements and schedules and other financial and statistical data and information included therein or omitted therefrom, as to which they need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (b) The legality and sufficiency of the sale of the Shares and the validity and form of the certificates representing the Shares, all corporate proceedings and other legal matters incident to the foregoing, and the form of the EChapman Registration Statement and of the Prospectus (except as to the financial statements and other financial and statistical data contained therein), shall have been approved at or prior to the Closing Date by Whiteford, Taylor & Preston L.L.P., counsel for FBW;


         (c) FBW shall have received, on each of the date hereof, the Closing Date, and any later date on which Additional Shares are puchased a letter dated the date hereof or such Closing Date, as the case may be, in form and substance satisfactory to FBW, from Arthur Andersen LLP, independent public accountants, confirming that they are independent public accountants within the meaning of the Securities Act and the Securities Act Regulations and stating that in their opinion the financial statements examined by them and included in the EChapman Registration Statement comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; and containing the information and statements of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the eChapman Registration Statement and the Prospectus;

         (d) No amendment or supplement to the EChapman Registration Statement or the Prospectus shall have been filed to which FBW has objected in writing;

         (e) Prior to the completion of the Offering (i) no stop order suspending the effectiveness of the eChapman Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued by the Commission, (ii) no suspension of the qualification of the Shares for offering or sale in any jurisdiction shall have occurred, and no proceeding for such suspension shall have been initiated or threatened; and (iii) the EChapman Registration Statement and the Prospectus shall not contain an untrue statement of material fact or omit to state a material fact, individually or in the aggregate, required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (f) Prior to the completion of the Offering (i) no stop order suspending the effectiveness of the CHI Registration Statement or the CCMHI Registration Statement or any order preventing or suspending the use of the CHI Proxy Statement/Prospectus or the CCMHI Proxy Statement/Prospectus shall have been issued by the Commission, (ii) no suspension of the qualification of the CHI Shares or the CCMHI Shares for offering or eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 22


sale in any jurisdiction shall have occurred, and no proceeding for such suspension shall have been initiated or threatened; and (iii) none of the CHI Registration Statement, the CCMHI Registration Statement, the CHI Proxy Statement/Prospectus or the CCMHI Proxy Statement/Prospectus shall contain an untrue statement of material fact or omit to state a material fact, individually or in the aggregate, required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (g) Between the time of execution of this Agreement and the Closing Date (i) no material and unfavorable change in the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities, shall have occurred or become known (whether or not arising in the ordinary course of business), and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Chapman Entities;

         (h) On the Effective Date, the Underwriting Agreement shall have been entered into and delivered by all required parties;

         (i) On or before the Closing Date, the stockholders of both CHI and CCMHI shall have approved the Mergers by the vote required under the Maryland General Corporation Law;

         (j) On or before the Closing Date, all conditions to the Mergers, other than the closing of the Offering, shall have been satisfied;

         (k) On the Closing Date, all filings required to have been made pursuant to Rules 424, 430A or 462(c)under the Securities Act have been made;

         (l) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements that have not been resolved and the NASD shall have issued a letter stating that it has no objections to the underwriting terms and arrangements;

         (m) The Company shall, on the date hereof and at the Closing Date, deliver to FBW a certificate of its president and its chief financial officer to the effect that, to each of such officer's knowledge, the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraphs (c) through (i) inclusive of this Section 9 have been met and are true and correct as of such date;

         (n) The Company shall have furnished to FBW such other documents and certificates as to the accuracy and completeness of any statement in the EChapman Registration Statement and the Prospectus, the representations, warranties and statements of the Company contained herein, and the performance by the Company


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eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 23


of the covenants contained herein, and the fulfillment of any conditions contained herein or therein, as of the Closing Date as FBW may reasonably request; and

         (o) The Company shall have performed such of its obligations under this Agreement as are to be performed by the terms hereof at or before the Closing Date.

SECTION 10.  CONDITIONS TO THE COMPANY'S OBLIGATIONS.

     The obligation of the Company hereunder shall be subject to the conditions that (a) the EChapman Registration Statement shall have become effective and (b) no stop order suspending the effectiveness thereof shall be in effect and no proceedings therefor shall be pending or threatened by the Commission. In case either of the conditions specified in this Section 10 shall not be fulfilled, this Agreement may be terminated by the Company by giving notice to FBW. Any such termination shall be without liability of the Company to FBW and without liability of FBW to the Company; PROVIDED, HOWEVER, that in the event of any such termination the Company agrees to indemnify and hold harmless FBW from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in Section 3 hereof.

         11.  INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company agrees to indemnify and hold harmless FBW and its directors, officers and each person, if any, who controls FBW within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments and any amount paid in settlement of, any action, suit or proceeding commenced or any claim asserted), to which FBW may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, related to, based upon or arising out of (i) an untrue statement or alleged untrue statement of a material fact contained in the EChapman Registration Statement, the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any breach or alleged breach by the Company of its representations, warranties and agreements contained in this Agreement; PROVIDED, HOWEVER, that (1) the indemnity agreements of the Company contained in this paragraph shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated or otherwise furnished in writing to the Company by or on behalf of FBW for use in the EChapman Registration Statement or the Prospectus, or any amendment or supplement thereto and (2) the indemnity agreement contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of FBW from whom the person asserting any such losses, claims, damages, liablities or expenses purchased the Shares which is the subject thereof (or to the benefit of any person controlling FBW) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with paragraph (i) of Section 4 hereof.

         The Selling Stockholder agrees to indemnify and hold harmless FBW and its directors, officers and each person, if any, who controls FBW within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as foregoing indemnity from the Company to FBW, but only with respect to (i) any breach or alleged breach by the Selling Stockholder of the representations and warranties contained in Section 5 of this Agreement or (ii) information furnished in writing by or on behalf of the Selling Stockholder expressly for use in the EChapman Registration Statement.

         FBW agrees to indemnify and hold harmless the Company, its directors and officers who signed the eChapman Registration Statement, the Selling Stockholder, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to FBW, but only with respect to (i) any breach or alleged breach by FBW of its representations, warranties and agreements contained in this Agreement or (ii) information relating to FBW furnished in writing by FBW expressly for use in the EChapman Registration Statement, the Prospectus, or any amendment or supplement thereto.


eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 24


         (b) In case any action shall be commenced involving any person in respect of which indemnity may be sought under this Section 11, such person shall promptly notify each indemnifying party in writing and such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and the payment of all fees and expenses of such counsel, as incurred. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel by such indemnified party shall have been specifically authorized in writing by the indemnifying parties, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties. Such firm shall be designated in writing by FBW, in the case of parties indemnified pursuant to the first and second paragraphs of Section 11(a), and by the Company, in the case of the parties indemnified pursuant to the third paragraph of Section 11(a). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expense of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 25


         (c) To the extent the indemnification provided for in Section 11(a) is unavailable to, or insufficient to hold harmless any indemnified party under
Section 11(a), in respect of any loss, claim, damage, liability or judgment referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, FBW and the Selling Stockholder from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or if the indemnified party failed to give the notice required under Section 11(b), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, FBW and the Selling Stockholder in connection with FBW's activities under this Agreement or the statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, FBW and the Selling Stockholder shall be deemed to be in the same proportion as the total net proceeds from the Offering (after deducting expenses) bear to the total fee paid to FBW pursuant to Section 3. The relative fault of the Company, FBW and the Selling Stockholder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, FBW or the Selling Stockholder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, FBW and the Selling Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 11(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 11(c), FBW shall not be required to contribute any amount in excess of the amount by which the fee paid to FBW pursuant to Section 3 exceeds the amount of any damages FBW has otherwise been required to pay by reason of such activities under this Agreement or such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 26


         Each party agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

         (d) The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.


         (e) The statements relating to FBW under the caption "Underwriting" in the Prospectus constitute the only information furnished to the Company in writing on behalf of FBW expressly for use in the EChapman Registration Statement, the Prospectus or any amendment or supplement thereto, or any preliminary prospectus.


         (f) The indemnity and contribution agreements contained in this Section 11, and the covenants, representations and warranties of the Company in this Agreement, shall remain operative and in full force and effect regardless of (i) any investigation made by FBW or on its behalf or by or on behalf of any person who controls FBW or (ii) any termination of this Agreement or the Offering.

         (g) Notwithstanding any other provision hereof, the liability of the Selling Stockholder under such Selling Stockholder's representations and warranties contained in Section 5 hereof and under the indemnity, contribution and reimbursement agreements contained in the provisions of this Section 11 hereof shall be limited to an amount equal to the public offering price of the stock sold by such Selling Stockholder to the Underwriters.

         12. SUCCESSORS AND ASSIGNS. The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

         13. AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented unless the Company, FBW and the Selling Stockholder consent in writing to such amendment, modification or supplement.

         14. NOTICE. Whenever notice is required to be given pursuant to this Agreement, such notice shall be in writing and shall be delivered by hand or by commercial messenger service or mailed by first class mail, postage prepaid, addressed (a) if to FBW, at 100 Light Street, Baltimore, Maryland 21202,
Attention: Steven L. Shea, (b) if to the Company or the Selling Stockholder, at the address on the first page of this Agreement, Attention: Nathan A. Chapman, Jr., or such other address as to which any party shall notify the other parties hereto in writing.

         15. GOVERNING LAW. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the State of Maryland applicable to agreements made and to be performed wholly within such jurisdiction. The Company and FBW irrevocably consent to the service of any eChapman.com, Inc.
The Chapman Co.
Nathan A. Chapman, Jr.
________________, 2000
Page 27


complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it in the manner provided for in
Section 14 hereof.


         16. COUNTERPARTS. This Agreement may be signed in two or more counterparts with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

         17. TERMINATION. This Agreement will terminate automatically in the event that the Underwriting Agreement is terminated; PROVIDED, HOWEVER, that the provisions of Section 11 hereof, shall survive the termination of this Agreement; and PROVIDED, FURTHER, that in the event of any such termination the Company agrees to indemnify and hold harmless FBW from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in Section 3 hereof.

         18. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof and thereof.

                      [REMAINDER OF PAGE IS INTENTIONALLY BLANK]

         If the above terms are in accordance with your understanding of our agreement, please sign the enclosed copy of this Agreement and return such copy to us.

                                       Very truly yours,

                                       FERRIS, BAKER WATTS, INCORPORATED

                                       By:------------------------------------


                                       Its:-----------------------------------


CONFIRMED AND AGREED TO AS OF             CONFIRMED AND AGREED TO AS OF
THE DATE FIRST ABOVE WRITTEN:             THE DATE FIRST ABOVE WRITTEN:

e.CHAPMAN.com, Inc.

By:
   ---------------------------------      ------------------------------------
    Name:  Nathan A. Chapman, Jr.         Nathan A. Chapman, Jr., Individually
    Title:     President

THE CHAPMAN CO.

By:---------------------------------
    Name:  Nathan A. Chapman, Jr.
    Title:    President